UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2024

GOLD RESOURCE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	001-34857	84-1473173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7900 E. Union Ave, Suite 320
Denver, Colorado	80237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (303) 320-7708

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GORO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

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Item 5.07 Submission of Matters to a Vote of Security Holders.

Gold Resource Corporation (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”) on June 18, 2023. At the Annual Meeting, the shareholders elected the three individuals nominated to be directors, held an advisory vote to approve the compensation of the named executive officers, and ratified the appointment of BDO USA, P.C. as the Company's independent registered public accounting firm and auditor for the year ending December 31, 2024.

As of April 22, 2024, the record date for the meeting, a total of 89,599,224 shares of the Company’s common stock were outstanding and entitled to vote. In total, holders of 47,933,493 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting, which represented 53.5% of the shares of common stock outstanding and entitled to vote as of the record date.

Proposal 1 – Election of Directors

Election results for the nomination of directors are as follows:

Name of Nominee	Shares Voted
	For	Withheld	Broker Non-Votes
Ronald Little	19,403,832	1,190,337	27,339,324
Allen Palmiere	19,647,657	946,512	27,339,324
Lila Manassa Murphy	14,655,219	5,938,950	27,339,324

Proposal 2 – Non-Binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers (Say-on-Pay)

Election results for the advisory proposal to approve the Company’s executive compensation program are as follows:

For	Against	Abstain	Broker Non-Votes
16,657,366	2,712,119	1,224,684	27,339,324

Proposal 3 – Ratification of Independent Auditor

Election results for the ratification of the appointment of BDO USA, P.C. as the independent registered public accounting firm for the year ending December 31, 2024 are as follows:

For	Against	Abstain	Broker Non-Votes
43,765,052	2,530,490	1,637,951	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD RESOURCE CORPORATION

Date: June 20, 2024	By:	/s/ Allen Palmiere
	Name:	Allen Palmiere
	Title:	Chief Executive Officer and President

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